Exhibit 99.2

(NASDAQ:SLP) Investor Conference Call January 9, 2017

2 With the exception of historical information, the matters discussed in this presentation are forward - looking statements that involve a number of risks and uncertainties . The actual results of the Company could differ significantly from those statements . Factors that could cause or contribute to such differences include, but are not limited to : continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity . Further information on the Company’s risk factors is contained in the Company’s quarterly and annual reports and filed with the Securities and Exchange Commission . Safe Harbor Statement

3 Highlights John DiBella VP of Marketing & Sales

4 • Major provider of software and consulting services for pharma R&D • Earliest drug discovery – when a chemist first draws a molecule • Preclinical development (lab and animals) through first - in - human trials • Phase 2 and 3 clinical trials • Beyond patent life to supporting generic companies • 1QFY17 • Revenues up $579,000 (12%) to $5.42 million • Record quarterly revenues for Buffalo (Cognigen) Division • Net income up $255,000 (23%) to $1.36 million • Diluted EPS up 22% to $ 0.078 (8¢) per share from $0.064 (6¢) in 1QFY16 • Software renewal rates: 87% (accounts); 96%(fees) • 28 new software client sites added • Strong consulting pipeline resulted in significant increase in revenues • Current backlog remains high • Recruiting to add experienced modelers & software developers to team Overview

FDA Office of Generic Drugs (OGD) Funded Collaborations

- Now in 3rd and final year of $200,000/year collaboration for improved ocular dosing simulations
  - Established consortium of leading pharmaceutical companies
  - The global ophthalmic drugs market was valued at $16 billion in 2012, and was expected to reach an estimated value of $21.6 billion in 2018
- Prevalence of eye disorders is increasing as the population ages (e.g., diabetic retinopathy, macular degeneration)

- In year two of 3-year, $200,000/year collaboration for simulation of long-acting injectable microspheres
  - Formed consortium of industry partners, FDA scientists, and Simulations Plus
  - Added intramuscular dosing to GastroPlus (V. 9.5)
  - Developed enhancements to DDDPlus to simulate *in vitro* dissolution/release from polymer microspheres

5

SimulationsPlus
SCIENCE + SOFTWARE = SUCCESS

* Yahoo! Data 1/6/2017 Two - year stock performance compared to DOW, NASDAQ, & S&P 500 *

7 Financial Overview John Kneisel Chief Financial Officer

8 Income Statement 1QFY17 Compared to 1QFY16 (in millions) Lancaster Buffalo 1QFY17 1QFY16 Diff % chg Net sales $ 3.69 $ 1.72 $ 5.42 $ 4.84 $ 0.58 12.0% Gross profit 3.01 1.05 4.08 3.76 0.33 8.7% Gross profit margin 81.5% 62.0% 75.3% 77.6% - 2.3% - 2.9% SG&A 1.25 0.62 1.86 1.68 0.19 11.2% R&D 0.28 0.01 0.29 0.35 - 0.06 - 17.4% Total operating expenses 1.52 0.63 2.15 2.03 0.12 6.2% Income from operations 1.49 0.44 1.93 1.73 0.20 11.6% Income from operations before income taxes 1.53 0.44 1.97 1.72 0.25 14.6% Net income $ 1.08 $ 0.28 $ 1.36 $ 1.11 0.26 23.1% Diluted earnings per share (in dollars) $ 0.078 $ 0.064 $ 0.014 22.0% EBITDA 1.95 0.54 2.48 2.22 0.26 11.7%

9 Consolidated Revenues, by Fiscal Quarter and YTD (pro forma prior to 2012; in millions) 4.01 4.57 5.94 3.71 4.84 5.16 6.01 3.96 5.42 $0 $1 $2 $3 $4 $5 $6 $7 Q1 Q2 Q3 Q4 2009 2010 2011 2012 2013 2014 2015 2016 2017

10 Consolidated Net Income, by Fiscal Quarter and YTD (pro forma prior to 2012; in millions) $0.33 $0.47 $0.53 $0.17 $0.44 $0.85 $0.74 $0.21 $0.56 $0.91 $1.05 $0.17 $0.76 $0.84 $0.87 $0.35 $0.59 $1.06 $0.99 $0.24 $0.69 $0.81 $1.31 $0.22 $0.53 $0.97 $1.85 $0.49 $1.11 $1.15 $1.91 $0.79 $1.36 $- $0.50 $1.00 $1.50 $2.00 $2.50 Q1 Q2 Q3 Q4 2009 2010 2011 2012 2013 2014 2015 2016 2017

11 Consolidated Diluted Earnings Per Share 0 0.02 0.04 0.06 0.08 0.1 0.12 Q1 Q2 Q3 Q4 $0.03 $0.06 $0.11 $0.03 $0.06 $0.07 $0.11 $0.05 $0.08 Quarterly EPS FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17

12 Consolidated EBITDA, by Fiscal Quarter & YTD (in millions) 1.20 1.35 2.30 0.67 1.22 1.97 3.33 1.19 2.22 2.18 3.28 1.51 2.48 $0 $1 $2 $3 $4 Q1 Q2 Q3 Q4 2009 2010 2011 2012 2013 2014 2015 2016 2017

13 Returning Cash to Shareholders (in millions) 0.8 0.8 2.2 0 0.5 0.5 0.6 0.81 0.81 0.81 0.84 0.84 0.84 0.85 0.85 0.85 0.85 0.85 0.86 12.7 11.4 9.3 9.8 10 10.1 10.6 11 7.8 8.6 5.8 6.1 6.4 8.6 7.2 7.1 8.8 8 8.8 7.7 $0 $1 $1 $2 $2 $3 $0 $2 $4 $6 $8 $10 $12 $14 Dividend Paid Cash on Hand Cash paid $2.5M TSRL Cash paid $2.1M for Cognigen Cash paid $720K for Cognigen

14 Selected Balance Sheet Items (in millions, except where indicated) November 30, 2016 August 31, 2016 Cash and cash equivalents $ 8.844* $ 8.030* Cash per share ( in Dollars ) $ 0.51 $ 0.47 Total current assets 13.611 12.700 Total assets 28.503 27.814 Total current liabilities 2.244 2.126 Total liabilities 5.149 5.082 Current ratio 6.07x 5.98x Shareholders’ equity 23.355 22.733 Total liabilities and shareholders’ equity 28.503 28.043 Shareholders’ equity per diluted share( in Dollars ) $1.342 $1.335 * Cash as of January 5, 2017 ~$7.7 million.

15 Marketing and Sales John DiBella VP of Marketing and Sales

End-to-end M&S Solutions Provider

Discovery



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CH3
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Preclinical



Clinical

ADMET Predictor™ ⟷ **GastroPlus™**

MedChem Studio™
MedChem Designer™

DDDPlus™
MembranePlus™

PKPlus™

KIWI™

Consulting Services and Collaborations

16

SimulationsPlus
SCIENCE + SOFTWARE = SUCCESS

Software Product News


GastroPlus™
Simulation Software for Drug Discovery and Development

- Version 9.5 scheduled for early 2017
  - Intramuscular dosing model – **optional add-on** model
  - Antibody-drug conjugate (ADC) models for biologics


ADMET Predictor™
ADMET Property Estimation and Model Building

- Version 8.1 scheduled for early 2017
  - 64-bit compatibility & minor bug fixes
  - Rebuilt toxicity models


MedChem Studio™
Advanced Data Mining and Molecule Design

- Version 4.0 still licensed by clients
  - Many features merged into ADMET Predictor 8.0 as **optional add-on** to consolidate under one GUI


DDDPlus™
Dose Disintegration And Dissolution Software

- Version 5.5 scheduled for mid-2017
  - New dosage form options for immediate & controlled release formulations
  - Tighter integration with GastroPlus: options for analyzing data collected from experiments


MembranePlus™
In vitro permeability simulation software

- Version 1.5 scheduled for mid-2017
  - Ability to model multiple compounds to optimize *in vitro* drug-drug interaction parameters
  - New models to analyze data collected from hepatocyte studies **(expands user base)**


PKPlus™
The validation you require... the value you deserve

- Version 1.5 scheduled for mid-2017
  - Addresses several items reported from prospects/clients during testing
  - Numerous evaluations ongoing/planned

SimulationsPlus
SCIENCE + SOFTWARE = SUCCESS

17

1QFY17 Sales Review • Consolidated revenue +12% vs. 1QFY16 • Highlights: – Software revenue +7.2% • 87% renewal rate (accounts) • 96% renewal rate (fees) • (2%) decrease in license units • 14 new commercial companies • 14 new nonprofit groups – Consulting revenue +21.1% • +19.7% in Buffalo • +28.5% in Lancaster – Training revenue +13.4% 51% 11% 37% 1% Consolidated Sales Breakdown Renewal New Consulting Training 0 50 100 150 200 250 Q1 Q2 Q3 Q4 Software License Units/Quarter FY14 FY15 FY16 FY17 18

1QFY17 Software Revenue – by Region Europe 20% North America 53% Asia 27% South America <1% Japan = 50% China = 28% India = 22% Korea = <1% 19

1Q17 Marketing Activities

Website Redesign

- Website launched: early November
  - Continue to update content – both written and visual

Workshops and Conferences

- GastroPlus/pop PK workshops held in Bethesda in October
  - Full slate of workshops scheduled around the globe in 2017
- Attended 21 scientific conferences; 20 scientific presentations

Strategic Digital Marketing Initiatives

- Hosted 3 webinars on PKPlus/GastroPlus modeling applications
- Continued creating bank of training/promotional videos
- Continued with active social media campaigns

20

SimulationsPlus
SCIENCE + SOFTWARE = SUCCESS

21 Buffalo Division Update Re - imagining the future of science - based research and development Ted Grasela President

22 Consulting Services • Strategic and synergistic benefits of the Buffalo (Cognigen) acquisition are being realized, as evidence by the record first quarter for Buffalo • Strong collaborations between Buffalo and Lancaster scientists have identified new and innovative ways of using modeling and simulation to bringing value to our clients • Consulting projects help shape management and regulatory decision - making process • Successful projects help drive additional consulting and software sales

23 Status Report - Consulting • In FY2017 working with 26 companies on 37 drugs, 60 projects – 5 new companies in FY2017 – 19 new projects in 1QFY17 – 2 projects expanded scope in 1QFY17 – 2 projects delayed because of slow trial enrollment – 0 projects cancelled because of failed studies – 25 outstanding proposals with 19 different companies • In FY2017 presented 5 posters, published 1 peer - reviewed manuscript; and 3 invited presentations – Working on 18 publications and 4 conference abstracts • Most common therapeutic area is oncology, followed by neurology and immunology – ~25% of projects result directly in regulatory interaction.

24 Presentations of Note • Presentation of an application of ADMET Predictor™ and GastroPlus™ at the Japanese Society for the Study of Xenobiotics meeting in Matsumoto Japan opened up conversations about value of our products to support drug discovery • Presentation at EU SimInhale Consortium meeting in Prague highlighted our innovations in pulmonary absorption incorporated into GastroPlus and enabled evaluation of emerging science for future GastroPlus modules

25 • Continued to work on $4.7 million contract with a major foundation to implement a KIWI platform for global teams engaged in model - based drug development; 5 - year term contingent on satisfactory completion of milestones • Project builds on our extensive process - related research; enables substantial enhancements to the KIWI platform • Enhancements will provide a scaffold with broad applicability and will be available to academic and industry clients of KIWI • Currently have 6 KIWI licenses • Have several KIWI demonstrations ongoing with research groups ranging from academics to large pharma KIWI Update

26 Buffalo division is strong and growing • Consulting activities continuing to expand, and realizing synergies with Lancaster division for PBPK modeling in clinical pharmacology • Foundation contract to enhance the KIWI platform is a major step forward in our long - term vision for the product • Continued interest in the academic and industry communities regarding licensing the product Summary

27 Final Summary John DiBella VP of Marketing & Sales

28 • 1QFY17 • Revenues up 12% to $5.42 million • Record quarterly revenues for Buffalo (Cognigen) Division • Net income up 23% to $1.36 million • Diluted EPS up 22% to $ 0.078 (8¢) per share from $0.064 (6¢) in 1QFY16 • California and Buffalo divisions both performing well • Expected synergies being realized • Addressing regulatory agency interests in applying PBPK modeling in clinical pharmacology • 5 - year, $4.7 million contract with research foundation • Offers potential for additional such contracts with other organizations • Software sales continue strong growth trend • We believe Simulations Plus continues to lead the trend toward greater use of modeling and simulation in drug development Summary